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                                                                   EXHIBIT 10.30


                            STOCK PURCHASE AGREEMENT



                  THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of February 24, 1997 by and among Robert C. Goodell, an individual ("Seller"), FinPac Partners, a California limited partnership ("FinPac"), St. Paul Fire and Marine Insurance Company ("St. Paul"), and The Firemark Global Insurance Fund, L.P., a Delaware limited partnership, a Delaware limited partnership ("Firemark") (FinPac, St. Paul and Firemark are collectively referred to herein as the "Buyers" and individually as a "Buyer").


                                 R E C I T A L S

                  A. The Seller is the owner of shares of common stock, $.001 par value per share (the "Common Stock"), of Financial Pacific Insurance Group, Inc., a Delaware corporation (the "Company").

                  B. The Seller desires to sell to each Buyer and each Buyer desires to purchase from the Seller 38.509 shares of Common Stock, upon the terms and conditions hereinafter set forth.


                                A G R E E M E N T

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties do hereby agree as follows:

                                    ARTICLE I
                               PURCHASE OF SHARES

                  1.1 Purchase of Shares. Subject to the terms and conditions set forth in this Agreement, the Seller shall sell, convey, transfer and deliver to each Buyer and each Buyer shall purchase and accept from the Seller 38.509 shares of Common Stock (collectively, the "Shares"), free and clear of all liens, encumbrances, charges, restrictions or rights or interests of others of any kind, including, but not limited to, any rights of any person to acquire, own, hold or otherwise obtain any interest in any capital stock of the Company. Such sale and purchase of the Shares shall occur at on such date and at such location as is mutually acceptable to the parties, and the date of such sale is hereinafter referred to as the "Closing Date."

                  1.2 Taxes. The Seller shall be liable for and shall pay all of Seller's federal, state or local income or transfer taxes that may be or may become due and payable by reason of the sale contemplated by Section 1.1 hereof.


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                  1.3 Conveyances at the Closing. On the Closing Date, the
Seller shall deliver to the Buyers such stock certificates, stock powers and other good and sufficient instruments of conveyance and assignment, satisfactory in form and substance to the Buyers, as shall be necessary to warrant and vest in the Buyers good and marketable right, title and interest in and to the Shares to be sold, assigned, conveyed and delivered hereunder, against delivery to the Seller of the aggregate purchase price of $450,000.

                  1.4 Purchase Price. As consideration for the Shares, each Buyer shall pay the Seller on the Closing Date $150,000 by the delivery of a check made payable to Robert C.
Goodell and Suzanne M. Goodell, JT TEN.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

                  As an inducement to the Buyers to enter into this Agreement, the Seller makes the following representations and warranties:

                  2.1 Ownership of Stock. On the Closing Date, the Seller will have valid and marketable title to the Shares, free and clear of all liens, encumbrances or charges, restrictions, rights or interests of others of any kind. Upon delivery of the purchase price for the Shares, and upon receipt of certificates for the Shares, duly endorsed for transfer or accompanied by stock powers, in each case with the signature of the Seller appropriately witnessed, the Buyers will acquire valid title to the Shares, free and clear of all liens, encumbrances or charges, restrictions or rights or interests of others of any kind.

                  2.2 Authority. The Seller has full power, capacity and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement has been duly executed and delivered by, and constitutes the valid, binding and enforceable obligation of, the Seller, except as the same may be limited by bankruptcy, insolvency or similar laws relating to or affecting the enforcement of creditors' rights and rules of law governing specific performance, injunctive relief and other equitable remedies.

                  2.3 No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby by the Seller, on the Closing Date, will be in conflict with, or will constitute a default under, any contract, agreement or instrument to which the Seller is a party or by which the Seller or any of his properties are bound, or will violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority.

                  2.4 Consents and Approvals of Governmental Authorities. No consent, order, approval or authorization of, or declaration, filing or registration with, any governmental or


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regulatory authority is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby by the Seller.

                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE BUYERS

                  As an inducement to the Seller to enter into this Agreement, each Buyer makes the following representations and warranties:

                  3.1 Authority. The Buyer has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by, and constitutes the valid, binding and enforceable obligation of the Buyer, except as the same may be limited by bankruptcy, insolvency or similar laws relating to or affecting the enforcement of creditors' rights and rules of law governing specific performance, injunctive relief and other equitable remedies.

                  3.2 No Violation. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby by the Buyer results or will result in any breach of any of the terms or provisions of, or constitute or will constitute a default under, the organizational documents of the Buyer or any contract, agreement or instrument to which the Buyer is a party or by which the Buyer or any of its properties is bound, or violates or will violate any applicable statute, law, rule, regulation or any judgment, decree, order, regulation or rule of any court or governmental authority.

                  3.3 Consents and Approvals of Governmental Authorities. No consent, order, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required in connection with the execution, delivery and performance of this Agreement by the Buyer or the consummation of the transactions contemplated hereby by the Buyer.

                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

                  4.1 Applicable Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

                  4.2 Non-Assignment. This Agreement may not be assigned by any party.

                  4.3 Waiver and Amendment. No waiver of any term, provision or condition of this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or be construed as a further or continuing waiver of any such term, provision or


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condition or as a waiver of any other term, provision or condition of this
Agreement. This Agreement may be amended only by a written agreement signed by the parties hereto.

                  4.4 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute a single original agreement.

                  4.5 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto and supersedes and replace any and all prior agreements and understandings, whether oral or written, among the parties with respect to the subject matter hereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                              THE BUYERS:

                              FINPAC PARTNERS, a California limited
                              partnership


                              By: Riordan, Lewis & Haden, General Partner


                              By:        [SIG]
                                  ----------------------------------
                                  Patrick C. Haden, General Partner


                              ST. PAUL FIRE AND MARINE INSURANCE
                              COMPANY


                              By:        [SIG]
                                  ----------------------------------


                              THE FIREMARK GLOBAL INSURANCE FUND,
                              L.P., a Delaware limited partnership


                              By:        [SIG]
                                  ----------------------------------




                                       4.

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                                    THE SELLER:

                                           [SIG]
                                    -------------------------------------
                                    Robert C. Goodell


                  For purposes of agreeing and consenting in her capacity as the spouse of Robert C. Goodell to this Agreement and the transactions contemplated hereby, and for purposes of further representing to the Buyers that none of the agreements, representations and warranties contained in this Agreement conflict with, and that the transactions contemplated hereby will not conflict with, either her separate or community property rights:

                                           [SIG]
                                    -------------------------------------
                                    Suzanne M. Goodell






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